Hines REIT

Hines

Portfolio Update As of March 31, 2011

PORTFOLIO SUMMARY

Total Assets: 59 properties; $3.74 billion based on estimated aggregate value[1]

Total Square Feet: Over 29 million square feet

Portfolio Occupancy: 89%; 4% above the national average

Total Distributions Since Inception: $511.5 million

Current Debt: 58%

Current Annualized Distribution Rate: 5.0%[2]

[1] Owned directly or indirectly

[2] Based on $10.08 share price; assumes consistent distribution rate for 12-month period

TOP TEN TENANTS[3]

1. **Shook, Hardy & Bacon LLP** .... *2555 Grand*
2. **CIBC** .... *Atrium on Bay and 425 Lexington*
   (Canadian Imperial Bank of Commerce)
3. **Raytheon Company** .... *Raytheon/DIRECTV Buildings*
4. **State of California** .... *1515 S. Street*
5. **Microsoft Corporation** .... *Daytona-Laguna Portfolio*
6. **Oracle** .... *Watergate Tower IV*
7. **Williams Companies** .... *Williams Tower*
8. **Honeywell International, Inc.** .... *Daytona-Laguna Portfolio*
9. **Kay Chemical** .... *4050 & 4055 Corporate Drive*
10. **Norwegian Cruise Line** .... *Airport Corporate Center*

[3] Data is based on Hines REIT's effective ownership in each property and is compiled based on leased square feet.

TENANT INDUSTRY DIVERSIFICATION[4]



- Accounting 3%
- Arts, Entertainment and Recreation 2%
- Construction 1%
- Energy 4%
- Finance and Insurance 16%
- Government 6%
- Grocery Anchored Retail 7%
- Healthcare 4%
- Information 10%
- Legal 17%
- Manufacturing 9%
- Professional Services 5%
- Real Estate 3%
- Transportation & Warehousing 4%
- Wholesale Trade ... 3%
- Other 6%

[4] Data is based on Hines REIT's pro-rata share of the leased square feet of each property.

PROACTIVE LEASING HIGHLIGHTS



Houston, TX – Williams Tower

- Williams Companies
  Renewal 265,000 Square Feet (SF) for 10 years in 2010



Atlanta, GA – One Atlantic Center

- National law firm Alston + Bird
  Renewal 365,000 SF for 17 years in 2010



Richmond, VA – Riverfront Plaza

- Morgan Stanley Smith Barney
  23,000 SF for 11 years in 2010



Sacramento, CA – Wells Fargo Center

- Wells Fargo Bank
  45,000 SF lease extension for five years in 2011

Los Angeles, CA – Warner Center

- HealthNetInc., Renewal of 334,000 SF for 10 years in 2011

Roseville, CA - Douglas Boulevard

- Intel-GE Care Innovations, 19,000 SF in 2011

Los Angeles, CA – One Wilshire

- Executed three leases for a total of 13,000 SF in 2011

LEASE ROLLOVERS[5]



5.9%
8.9%
14.1%
5.9%
8.5%
7.1%
6.1%
10.5%
4.2%
2.9%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

[5] Data is based on Hines REIT's effective ownership in each property and is compiled based on leased square feet.

Portfolio Update
As of March 31, 2011

Hines REIT

ASSET LOCATIONS



Seattle
Minneapolis
Toronto
Chicago
New York
Washington D.C.
Denver
Kansas City
San Francisco Bay Area
Sacramento
Richmond
Memphis
Raleigh
Los Angeles
Phoenix
Charlotte
Dallas
Atlanta
San Diego
San Antonio
Houston
Orlando
Miami
Rio de Janeiro

REGIONAL DIVERSIFICATION[1]



East 7.8%
Midwest 18.5%
South 28.8%
West 38.4%
International 6.5%

[1]Data is based on Hines REIT's pro-rata share of the estimated aggregate value.

STRATEGIC SALES OF SELECTED ASSETS



600 Lexington, New York, NY

Acquired: February 2004 for $92 million

Sold: May 2010 for $193 million



Brazilian Industrial Parks Araucaria, Louveira and Vinhedo

Acquired: December 2008 for $115 million

Sold: January 2010 and April 2010 for $141 million



Atrium on Bay, Toronto, ON, Canada

Acquired: February 2007 for $215 million USD

Sold: June 2011 for $353 million USD

Houston, TX – Land Parcel Adjacent to Williams Tower

Acquired: May 2008

Sold: September 2010 generating net proceeds of $12 million

Important shareholder update: How the new value per share is now reflected on your account statement

As we wrote in the letter we sent to you in early June, the Hines REIT board of directors has established the new estimated value per share as $7.78.

Previously, your quarterly statements reflected the Ending Amount as your amount invested, including any subsequent purchases and reinvested dividends. Beginning with the enclosed second quarter statement, the Ending Amount will now reflect the estimated value of your shares by multiplying your Total Shares Owned by $7.78, the amount shown in the Price Per Share column.

This material contains forward-looking statements (such as those concerning investment objectives, strategies, economic updates, other plans and objectives for future operations or economic performance, or related assumptions or forecasts) that are based on our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties, including without limitation, those in the "Risk Factors" section of the prospectus and in this sales material. Any of these statements could be inaccurate, and actual events or our investments and results of operations could differ materially from those expressed or implied. You are cautioned not to place undue reliance on any forward-looking statements.

Hines Real Estate Investments, Inc.
2800 Post Oak Blvd., Suite 4700, Houston, Texas 77056
888.446.3773 / www.hinesrei.com

Hines Real Estate Investments, Inc., Member FINRA, SIPC, is the dealer manager.